Determination of Fair Value	12 Months Ended
Dec. 31, 2018
Disclosure of determination of fair value [Abstract]
Determination of Fair Value
Note 4 – Determination of Fair Value

A.	Business Combinations

The Group measures the value of the acquired assets, liabilities, and contingent liabilities considering the fair value basis from the date on which the Group took control. The criteria considered to measure the fair value of the main items were the following:

•	Fixed assets were valued considering the market value provided by an appraiser;
•	Intangibles consider the valuation of Concessions;
•	Deferred taxes were valued based on the temporary differences between the accounting and tax basis of the business combination;
•	Non-controlling interests were measured as a proportional basis of the net assets identified on the acquisition date
•	Intangibles consider the valuation of its Power Purchase Agreements (PPAs); and,
•	Contingent liabilities were determined over the average probability established by third party legal processes.

B.	Cash Generating Unit for impairment testing

See Note 14.C.

C.	Derivatives and Qoros put option

See Note 30 regarding “Financial Instruments”.

D.	Non-derivative financial liabilities

Non-derivative financial liabilities are measured at their respective fair values, at initial recognition and for disclosure purposes, at each reporting date. Fair value for disclosure purposes, is determined based on the quoted trading price in the market for traded debentures, whereas for non-traded loans, debentures and other financial liabilities is determined by discounting the future cash flows in respect of the principal and interest component using the market interest rate as at the date of the report.